UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 9, 2024

SIGNING DAY SPORTS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-41863	87-2792157
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8355 East Hartford Rd., Suite 100, Scottsdale, AZ	85255
(Address of principal executive offices)	(Zip Code)

(480) 220-6814
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	SGN	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 9, 2024, Signing Day Sports, Inc., a Delaware corporation (the “Company”), entered into Amendment No. 1 to Executive Employment Agreement, dated as of July 9, 2024, between the Company and Daniel Nelson, the Company’s Chief Executive Officer, Chairman, and director (the “Amendment to CEO Agreement”). The Amendment to CEO Agreement amended the Amended and Restated Executive Employment Agreement, dated as of March 1, 2024, between the Company and Mr. Nelson (as amended, the “Amended and Restated CEO Employment Agreement”), to amend and restate the severance provisions of the Amended and Restated CEO Employment Agreement. As amended, if the Company terminates Mr. Nelson without cause, Mr. Nelson will be entitled to severance payments in cash in the amount of base salary in effect on the date of such termination payable in 12 monthly installments. If the Company terminates Mr. Nelson upon a Change of Control (as defined in the Amended and Restated CEO Employment Agreement), Mr. Nelson will be entitled to severance payments in cash in the amount of one-half of base salary in effect on the date of such termination payable in six monthly installments. The payment of severance may be conditioned on receiving a release of any and all claims that Mr. Nelson may have against the Company.

The Amendment to CEO Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K. The description above is qualified in its entirety by reference to the full text of such exhibit.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Amendment No. 1 to Executive Employment Agreement, dated as of July 9, 2024, between Signing Day Sports, Inc. and Daniel D. Nelson
104	Cover Page Interactive Data File (embedded with the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 10, 2024	SIGNING DAY SPORTS, INC.

/s/ Daniel Nelson
	Name:	Daniel Nelson
	Title:	Chief Executive Officer

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